UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 25, 2014

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

NEW JERSEY	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[                ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[                ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[                ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[                ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                          Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K Amendment No. 2 "Form 8-K/A2" is being filed as an amendment to the Current Report on Form 8-K filed by Bel Fuse Inc. ("Bel" or the "Company") with the Securities and Exchange Commission (the "SEC") on July 30, 2014 (the "Original Form 8-K") and the Current Report on Form 8-K Amendment No. 1 filed by Bel with the SEC on September 5, 2014 (the "First Amendment to Form 8-K" and, with the Original Form 8-K, referred to as the "Prior Form 8-K").  The Original Form 8-K reported, among other things, the completion by Bel on July 25, 2014 of its acquisition of the Emerson Network Power Connectivity Solutions ("Connectivity Solutions") business from Emerson Electric Co. ("Emerson").  The First Amendment to Form 8-K reported that the China portion of the transaction closed on August 29, 2014.

This Form 8-K/A2 amends and restates Item 9.01 of the Prior Form 8-K to present certain financial statements of the Connectivity Solutions business and to present certain unaudited pro forma financial statements of the Company in connection with the Company's acquisition of the Connectivity Solutions business, which financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference.  All of the other items in the Prior Form 8-K remain the same and are hereby incorporated by reference into this Form 8-K/A2.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

The following financial statements of the Connectivity Solutions business are filed as Exhibit 99.1 to this Current Report on Form 8-K/A2:

(i) Audited financial statements for the fiscal years ended September 30, 2012 and September 30, 2013, and the ten-month period ended July 25, 2014.

(b)  Pro Forma Financial Information

The following unaudited pro forma financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A2:

(i)  The Company's balance sheet as of September 30, 2014, contained in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2014, filed with the SEC on November 10, 2014, contains the information of the Connectivity Solutions business as of September 30, 2014 and, accordingly, no other balance sheet is required.

(ii)  Unaudited pro forma income statements for the year ended December 31, 2013, and the six months ended June 30, 2014.

(d)  Exhibits

Exhibit 23.1	Consent of KPMG LLP.
Exhibit 99.1	Audited Financial Statements of the Connectivity Solutions business.
Exhibit 99.2	Unaudited Pro Forma Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEL FUSE INC.

      By: /s/ Daniel Bernstein
 Name:  Daniel Bernstein
 Title:  President and Chief Executive Officer

Dated:  February 2, 2015

Exhibit Index

Exhibit 23.1	Consent of KPMG LLP.
Exhibit 99.1	Audited Financial Statements of the Connectivity Solutions business.
Exhibit 99.2	Unaudited Pro Forma Financial Statements.